Subsequent Event - Financial Covenants (Detail) (Subsequent Event [Member], Wells Fargo [Member], Revolving Credit Agreement [Member], USD $)	Jul. 08, 2014
Subsequent Event [Member] | Wells Fargo [Member] | Revolving Credit Agreement [Member]
Subsequent Event [Line Items]
Ratio of total debt to EBITDAX, not greater than 4.0	4
Ratio of current assets to liabilities, not less than 1.0	1
Maximum issuance of unsecured debt	$ 250,000,000
Reduction of borrowing base	25.00%